Exhibit 10.53

                                  NOVATION AGREEMENT


               THIS NOVATION AGREEMENT (this "Agreement") is made as of April 29, 1994, among HILLHAVEN FUNDING CORPORATION (the "Issuer"), BANQUE INDOSUEZ, New York Branch ("Banque Indosuez"), BANQUE NATIONALE DE PARIS, San Francisco Agency ("Banque Nationale"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank of America"), and SEATTLE-FIRST NATIONAL BANK ("Seafirst"). Collectively, Banque Indosuez and Banque Nationale shall be called the "Prior Banks", and Bank of America and Seafirst shall be called the "Successor Banks".

               The Issuer, the Prior Banks as "Banks," and Banque Indosuez as agent for the Banks ("Agent") have entered into a Liquidity Agreement dated as of July 1, 1990 and amended September 17, 1991 and November 23, 1992 (as so amended, the "Liquidity Agreement"). Pursuant to the Liquidity Agreement, the Issuer and Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), as collateral agent (the "Collateral Agent") have entered into a Pledge and Security Agreement dated as of July 1, 1990 (the "Pledge Agreement").

               The parties hereto wish to substitute the Successor Banks as "Banks" under the Liquidity Agreement in lieu of the Prior Banks, to substitute Bank of America as Agent under the Liquidity Agreement in lieu of Banque Indosuez, and to substitute Seafirst as Collateral Agent under the Liquidity Agreement and the Pledge Agreement in lieu of Morgan Guaranty.

               NOW, THEREFORE, the parties hereto agree on and as of the date hereof:

               1. The Issuer represents and warrants to the Successor Banks that: the Liquidity Agreement is in full force and effect and has not been altered, modified, waived, amended or revoked; no Loans or Supported Notes (as those terms are defined in the Liquidity Agreement) or any other amounts under the Liquidity Agreement or the Pledge Agreement are outstanding; this Agreement constitutes the legal, valid and binding obligation of the Issuer, enforceable against it in accordance with the terms hereof; no consents or approvals, other than those herein contained, are necessary to the execution and delivery of this Agreement by the Issuer; no Collateral (as defined in the Pledge Agreement) is in the possession of Morgan Guaranty as Collateral Agent; the Issuer is not in default under the Liquidity Agreement or the Pledge Agreement; and to the best knowledge of the Issuer, Banque Indosuez is not in default under the Liquidity Agreement either in its capacity as Bank or in its capacity as Agent, Morgan Guaranty is not in default in its capacity as Collateral Agent, and Banque Nationale is not in default under the Liquidity Agreement.

               2. The Prior Banks each represent and warrant to the Successor Banks that: the Liquidity Agreement is in full force and effect and has not been altered, modified, waived, amended or

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          revoked; no Loans or any other amounts under the Liquidity
          Agreement or the Pledge Agreement are outstanding, and to the best of the Prior Banks' knowledge, no Supported Notes (as those terms are defined in the Liquidity Agreement), are outstanding; such Prior Bank is the legal and beneficial owner of the rights transferred hereunder, which are subject to no lien, charge or encumbrance whatsoever; this Agreement constitutes the legal, valid and binding obligation of such Prior Bank, enforceable against it in accordance with the terms hereof; no consents or approvals, other than those herein contained, are necessary to the execution and delivery of this Agreement by such Prior Bank; and to the best knowledge of the Prior Banks, the Issuer is not in default under the Liquidity Agreement or the Pledge Agreement and Morgan Guaranty is not in default in its capacity as Collateral Agent.

               3. Morgan Guaranty represents and warrants to the Successor Banks that to the best of its knowledge and belief it has taken all necessary actions to release, terminate or assign its security interest in all Purchased Receivables (as defined in the Master Sales and Servicing Agreement dated as of July 1, 1990 among Hillhaven Funding Corporation, First Healthcare Corporation, Northwest Health Care, Inc., Pasatiempo Development Corp., The Hillhaven Corporation and certain wholly-owned subsidiaries of the Hillhaven Corporation, which may become parties thereto as provided therein (the "Sales Agreement")). Further, Morgan Guaranty (a) hereby releases and assigns to Seafirst, as successor Collateral Agent, any right, title or interest in any bank account (including without limitation the Collateral Account and the Collection Account (as defined in the Pledge Agreement) and all amounts, securities or investments deposited or held therein; (b) hereby releases and assigns to Seafirst, as successor Collateral Agent, any right title or interest in the Records (as defined in the Pledge Agreement); (c) hereby releases and assigns to Seafirst, as successor Collateral Agent, any right, title or interest in any and all Eligible Investments (as defined in the Sales Agreement); and (d) hereby releases and assigns to Seafirst, as successor Collateral Agent, all additions and accessions to, and all substitutions or replacements for, and all payments, proceeds, products, distributions (whether in money, securities or other property) and collections from or with respect to any and all of the foregoing.

               4. Banque Indosuez represents to the Successor Banks that Banque Indosuez is not in default under the Liquidity Agreement either in its capacity as Bank or in its capacity as Agent. Banque Nationale represents to the Successor Banks that Banque Nationale is not in default under the Liquidity Agreement.

               5. Banque Indosuez resigns as Agent under the Liquidity Agreement. As Banks under the Liquidity Agreement, Banque Indosuez and Banque Nationale each appoint Bank of America as successor Agent. Bank of America accepts this appointment, and the Issuer consents thereto.




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               6.   Bank of America as successor Agent under the Liquidity
          Agreement removes Morgan Guaranty as Collateral Agent under the Pledge Agreement and appoints Seafirst Bank as successor Collateral Agent. Seafirst Bank accepts this appointment, and the Issuer consents thereto.

               7. The Prior Banks each assign to the Successor Banks jointly and severally all rights of the Prior Banks in their capacity as Banks under the Liquidity Agreement. The Successor Banks accept such assignment and jointly and severally assume all obligations of the Prior Banks in their capacity as Banks under the Liquidity Agreement.

               8. This Agreement constitutes a novation by which the Successor Banks are substituted for the Prior Banks as Banks under the Liquidity Agreement, Bank of America is substituted for Banque Indosuez as Agent under the Liquidity Agreement, and Seafirst is substituted for Morgan Guaranty as Collateral Agent under the Pledge Agreement.

               9. The Prior Banks and the Successor Banks acknowledge that as of the date hereof, National Medical Enterprises, Inc. ("NME") will be released from its shortfall guaranty provided pursuant to the terms of that certain letter agreement dated July 1, 1990, from NME to Banque Indosuez.

               10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflict of laws. The undersigned hereby irrevocably consent to the non-exclusive jurisdiction of any New York State or federal court sitting in the City of New York over any suit, action or proceeding arising out of, or relating to, this Agreement and hereby irrevocably waive any objection to the venue of any such suit, action or proceeding as well as any objection with respect thereto of inconvenient forum.

               11. Except as expressly modified herein, each of the Liquidity Agreement and Pledge Agreement shall remain in full force and effect, and such agreements are hereby ratified and confirmed in all respects.

               12. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

               13. This Agreement shall become effective on the date on which the Issuer shall have paid Banque Indosuez as agent for the Prior Banks in immediately available funds, the amount of $36,164.48 (together with, if applicable, interest at the rate of $150.00 for each day subsequent to April 29, 1994 and prior to closing under the Liquidity Agreement with the Successor Banks). The Issuer shall provide evidence satisfactory to the Successor

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          Banks prior to the date of closing under the Liquidity Agreement that such amounts have been paid in full.

               14. This Agreement may be executed in multiple counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute a single instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the date and year first above written.

                                   ISSUER:

                                   HILLHAVEN FUNDING CORPORATION, a Nevada
                                   Corporation


                                   By:  /s/ Robert K. Schneider
                                   Its: Vice President & Treasurer


                                   PRIOR BANKS:

                                   BANQUE INDOSUEZ, New York Branch, in its capacity as Agent and as Bank


                                   By:  /s/ Katherine B. Merle
                                   Its: First Vice President

                                   By:  /s/ Padma S. Desai
                                   Its: Assistant Vice President


                                   BANQUE NATIONALE DE PARIS, San Francisco
                                   Agency, as Bank


                                   By:  /s/ Deborah Y. Gohh
                                   Its: Vice President


                                   BANQUE NATIONALE DE PARIS, San Francisco
                                   Agency, as Bank

                                   By:  /s/ Jennifer Y. Cho
                                   Its: Vice President


                                   PRIOR COLLATERAL AGENT:

                                   MORGAN GUARANTY TRUST COMPANY OF NEW
                                   YORK, as prior Collateral Agent


                                   By:  /s/ Lloyd A. Baggs
                                   Its: Trust Officer

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                                   SUCCESSOR BANKS:

                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as successor Agent
                                   under the Liquidity Agreement and as a
                                   Bank under the Liquidity Agreement


                                   By:  /s/ Brad DeSpain
                                   Its: Vice President


                                   SEATTLE-FIRST NATIONAL BANK, as
                                   successor Collateral Agent under the
                                   Liquidity Agreement and the Pledge
                                   Agreement and as a Bank under the
                                   Liquidity Agreement


                                   By:  /s/ Thomas P. Rook
                                   Its: Vice President






































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